                                                                  EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Clyde R. Moore, Jerry Kronenberg and Fred R. Jones, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, to execute a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of up to 500,000 shares of Thomas & Betts Corporation Common Stock in connection with the Thomas & Betts Corporation Employees' Investment Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments and any post-effective amendments to such Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

SIGNATURE                                           TITLE                                                          DATE
---------                                           -----                                                          ----
/s/ Clyde R. Moore                                  President and Chief Executive Officer and Director             February 3, 1999
--------------------------------------------
     Clyde R. Moore

/s/ Ernest H. Drew                                  Director                                                       February 3, 1999
--------------------------------------------
     Ernest H. Drew

/s/ T. Kevin Dunnigan                               Chairman of the Board and Director                             February 1, 1999
--------------------------------------------
     T. Kevin Dunnigan

/s/ Jeananne K. Hauswald                            Director                                                       February 3, 1999
------------------------------------
    Jeananne K. Hauswald

/s/ Fred R. Jones                                   Vice President-Chief Financial Officer                         February 3, 1999
--------------------------------------------
     Fred R. Jones

/s/ Ronald B. Kalich, Sr.                           Director                                                       February 1, 1999
--------------------------------------------
     Ronald B. Kalich, Sr.

/s/ Robert A. Kenkel                                Director                                                       February 3, 1999
--------------------------------------------
     Robert A. Kenkel

/s/ Jerry Kronenberg                                Vice President-General Counsel and Secretary                   February 3, 1999
--------------------------------------------
    Jerry Kronenberg

/s/ Kenneth R. Masterson                            Director                                                       February 2, 1999
--------------------------------------------
    Kenneth R. Masterson

/s/ Thomas C. McDermott                             Director                                                       February 1, 1999
------------------------------------
     Thomas C. McDermott

/s/ Jean-Paul Richard                               Director                                                       February 3, 1999
--------------------------------------------
    Jean-Paul Richard

/s/ Jerre L. Stead                                  Director                                                       February 3, 1999
--------------------------------------------
    Jerre L. Stead

/s/ William H. Waltrip                              Director                                                       February 3, 1999
--------------------------------------------
     William H. Waltrip



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